Exhibit 99.1
Sandler O'Neill + Partners, L.P. 2011 East Coast Financial Services Conference November 10, 2011 Christopher Oddleifson President & Chief Executive Officer Denis K. Sheahan Chief Financial Officer

2 Main Sub: Rockland Trust Market: Eastern Massachusetts Loans: $3.7 B Deposits: $3.8 B $AUM: $1.6 B Equity: $0.5 B NASDAQ: INDB Who We Are

3 Business lines generating robust volumes Solid, high-quality earnings performances Steadily expanding customer base Investing in high priority businesses Innovative new product offerings Disciplined risk management culture Strong tangible and regulatory capital Key Messages

4 Company Footprint 67 Branches 4 Mortgage Banking Centers 10 Commercial Banking Centers 4 Investment Management Centers Boston Source: SNL Financial; Deposit/Market Share data as of June 30, 2011 including pending transactions. (Includes Credit Unions)

5 Operating E.P.S. up 17% in 2011 Excellent commercial loan and core deposit growth Expanded commercial loan/wealth management services Launched Freeness customer acquisition campaign Introduced innovative mobile banking products Fitch upgrade of long-term issuer rating National 2010 Small 1st Mort. Lender (SBA) Top Place to Work (2nd year) and Most Trustworthy (5th year) designations 2011 Accomplishments

6 Financial Results Fundamentals in Excellent Shape (CHART) Robust C&I loan growth Core dep. up to 83% Solid net int. margin ROA of 1.0% in 3Q11 Growing wealth mgmt. Stable asset quality Strong capital Diluted EPS. $1.35 $1.58 +19%

7 Robust Core Business Generation ($ Millions) (CHART) (CHART) +28% CAGR +22% CAGR

8 Strong Commercial and Industrial Loan Growth ($ Bal.-mil.) (CHART) Adding High Quality Corporate Customers

Hired experienced team of asset-based lenders Opened new commercial office in Providence Includes wealth mgmt. services Added senior C&I lender in Boston market Expanded retirement plan service outreach to small businesses Commercial Banking Growth Initiatives 9

10 Attractive Earning Asset Mix Attractive Earning Asset Mix (CHART) Shift Towards Higher Yielding Assets

11 Improved Funding Mix Lower Cost Deposits Lower Cost Deposits Lower Cost Deposits Core Deposits: 83% Very Focused On Containing Deposit Costs

Solid Net Interest Margin Holding Up Despite Difficult Conditions Holding Up Despite Difficult Conditions Holding Up Despite Difficult Conditions 12

Longstanding underwriting conservatism Loan portfolio based within footprint In-depth knowledge of local markets No wholesale originations of any loan type Workout team in place for 19 years Expedited problem loan resolution Disciplined Credit Culture 13

Asset Quality - No Drama Asset Quality - No Drama (CHART) NPL/Loan % 1.02% 1.07% 0.65% 0.72% Loss Rate 25bp 38bp 43bp 24bp 14

Strong Loan Loss Reserves Strong Loan Loss Reserves Reserves a Healthy Multiple of Loss Rate Reflects Ben Franklin loans acquired at FV 15

Strong Capital (CHART) (CHART) (1)Includes tax deductibility of certain goodwill All capital growth internally generated No external capital raising No dividend cuts 16

Attentive to Shareholder Returns 17

Transformed business in 2004 - tripled in size since Diversified - wealth and institutional segments Strong feeder business from bank Proprietary and 3rd party fund offerings Strong intermediary network Expanding outreach and talent Investment Management - High Priority Growth Business 18

Investment Management - High Priority Growth Business Growing source of fee revenues Natural fit with client base Expanded investment offerings Professionally managed 19

Sustaining Business Momentum Business Line Focal Points Grow C&I Client Base Continue to Take Advantage of Competitive Disruption Expand Specialty Products Commercial Expand Alternative Channels Optimize Branch Network Product Structure & Pricing Retail Delivery Capture Market Share Opportunity Target Intelligent Loan Growth Business Banking Exploit Ben Franklin Footprint Opportunity Leverage Small/Mid-Cap Capability Exploit COI Opportunity Investment Management Continue Aggressive H.E. Direct Mail Campaign Focus on Jumbo Mort. Segment Home Equity/Res. Mort. 20

This service allows customers to deposit checks using their Smart phones Expanded availability - iPhone, Android, Blackberry platforms Product Innovation - Mobile Banking with MDeposit Mobile Deposit 21

Building Franchise Value BANK NON- BANK All Acquisitions Immediately Accretive Disciplined Acquisitions Deal Value: $40MM 12% Dep. Premium Fleet Divest. Aug '00 $336mm Deposits $135mm Loans 16 Branches Deal Value: $37MM 11% Dep. Premium Falmouth Bancorp Jul '04 $158mm Assets $137mm Deposits 4 Branches Deal Value: $105MM 17% Dep. Premium Slade's Ferry Bancorp Mar '08 $610mm Assets $409mm Deposits 9 Branches Deal Value: $84.5MM 2% Dep. Premium Benjamin Franklin Bancorp. Apr '09 $998mm Assets $653mm Deposits 11 Branches Deal Value: N/A Cash Deal w/ Earn-Out Compass Exchange Jan '07 IRS Sec. 1031 Like-Kind Exchange Services Deal Value: N/A Cash Deal w/ Earn-Out O'Connell Investments Nov '07 $200mm AUM 22

2011 Outlook - Key Expectations 23

High quality franchise in attractive markets Strong on-the-ground business volumes Operating platform that can be leveraged further Investing for growth in competitive strengths Balance sheet equipped to deal with uncertainty Grounded management team Aligned with shareholders - insider ownership 7% Positioned to grow, build, and acquire to drive long- term value creation INDB - Investment Merits 24

NASDAQ Ticker: INDB www.rocklandtrust.com Denis Sheahan - CFO Shareholder Relations: Jennifer Kingston (781) 878-6100 Statements contained in this presentation that are not historical facts are "forward-looking statements" that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

Appendix

Commercial Real Estate Portfolio Well Diversified Well Diversified Well Diversified Avg Loan Size: $636 thou Largest CRE Credit: $11 mil Non-Performing Loans/Loans: 0.56% Owner Occupied: 23% 27

Commercial & Industrial Portfolio Diversification Diversification Diversification 28